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                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549



                               FORM 8-K

                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                            Date of Report
                         October 13, 2000


                        ALR TECHNOLOGIES INC.
        (Exact name of registrant as specified in its charter)


                               Nevada
            (State or other jurisdiction of incorporation)


0-30414                                 88-02295807
(Commission File No.)                   (IRS Employer ID)



                         1201 Cornwall Avenue
                             Suite 203
                   Bellingham Washington   98225
        (Address of principal executive offices and Zip Code)


                           (360) 650-9100
         (Registrant's telephone number, including area code)


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Item 2.  Acquisition or Disposition of Assets

     On August 14, 2000, ALR Technologies Inc. ("ALRT") filed a Form 8-K to report its disposition of A Little Reminder (ALR) Inc. Pursuant to Item 7 of Form 8-K, ALRT indicated that it would file certain financial information no later than the date required by Item 7 of Form 8-K. This Amendment No. 1 to Form 8-K is filed to provide the required financial information.

Item 7.  Financial Statements and Exhibits

(b)  Pro forma financial information

     The following unaudited pro forma financial information is based on the historical consolidated financial statements of the Registrant giving effect to the sale of its subsidiary, A Little Reminder (ALR) Inc. on July 31, 2000. The unaudited pro forma financial statements and accompanying notes may not be indicative of the results that actually would have occurred if the transaction had taken place on the date indicated nor do they represent a basis for assessing future performance. The unaudited pro forma financial statements should be used in conjunction with the historical statements of the Registrant.

     The unaudited pro forma consolidated balance sheet at June 30, 2000 has been prepared on the assumption that the transaction had occurred at the end of the fiscal period. The unaudited pro forma consolidated statements of loss for the six months ended June 30, 2000 and for the year ended December 31, 1999 have been prepared on the assumption that the transaction had occurred at the beginning of the fiscal periods of the Registrant. The principal adjustments relate to: (1) the deletion of the assets, liabilities, revenues and expenses related to the subsidiary, and (2) the gain on sale of the subsidiary.





















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ALR Technologies Inc.
Pro Forma Consolidated Balance Sheet
June 30, 2000 (Unaudited)

Assets              Jun 30/00 Pro Forma Adjustments    Pro Forma
                                   (1)       (2)       Results
Current assets:
 Cash               $      2,984      2,800            $      5,784
 Prepaid expenses,
  deposits and
  advances                23,716     (1,349)                 22,367
                    ------------   --------  -------   ------------
                          26,700                             28,151
Fixed assets, net         11,430     (1,710)                  9,720
                    ------------   --------  -------   ------------
                    $     38,130                       $     37,871
                    ============   ========  =======   ============
Liabilities & Shareholders'
 Equity (Deficit)
Current liabilities:
Accounts payable & accrued
 liabilities        $    650,784   (313,788)           $    336,996
Promissory notes
 payable                 400,000                            400,000
Current portion of
 long term debt          277,268   (277,268)                     -
                    ------------   --------            ------------
                       1,328,052   (591,056)                736,996
Long term debt            10,116    439,884                 450,000
Shareholders' equity
 (deficit)
 Capital stock            21,078                             21,078
 Additional paid in
  capital              1,118,581                          1,118,581
 Deficit              (2,479,272)            150,913     (2,328,359)
 Accumulated other
  comprehensive income    39,575                             39,575
                    ------------   --------  -------   ------------
                      (1,300,038)                        (1,149,125)
                    ------------   --------  -------   ------------
                    $     38,130                       $     37,871
                    ============   ========  =======   ============













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ALR Technologies Inc.
Pro Forma Consolidated Statement of Loss
Six Months Ended June 30, 2000 (Unaudited)

                    Jun 30/00 Pro Forma Adjustments    Pro Forma
                                   (1)       (2)       Results

Sales               $  182,006     (182,006)           $       -
Cost of sales
Cost of goods sold     111,994     (111,994)                   -
                    ----------     --------  -------   ----------
                        70,012      (70,012)                   -
Operating expenses
 Depreciation            3,273         (305)                2,968
 Development costs      40,728                             40,728
 Foreign exchange
  loss                   3,888                              3,888
 Interest               31,074      (19,074)               12,000
 Professional fees      44,405       (3,164)               41,241
 Rent                   28,482         (889)               27,593
 Selling, general and
  administrative        76,061       (5,922)               70,139
 Wages and benefits    216,589       (2,065)              214,524
                    ----------     --------  -------   ----------
                       444,500      (31,419)              413,081
                    ----------     --------  -------   ----------
Loss from operations  (374,488)     (38,593)             (413,081)
Loss on disposal of
 capital assets         (4,214)         605                (3,609)
Gain on disposition
 of subsidiary                               193,304      193,304
                    ----------     --------  -------   ----------
Net loss for
 the year           $ (378,702)     (37,988) 193,304   $ (223,386)
                    ==========     ========  =======   ==========
Loss per share      $    (0.02)                        $    (0.01)
                    ==========     ========  =======   ==========
Weighted average
 shares outstanding 23,012,512                         23,102,512
                    ==========     ========  =======   ==========















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ALR Technologies Inc.
Pro Forma Consolidated Statement of Loss
Year Ended December 31, 1999 (Unaudited)

                    Dec 31/99 Pro Forma Adjustments    Pro Forma
                                   (1)       (2)       Results
Sales               $    458,618   (458,618)           $       -
Cost of sales
 Cost of goods sold      388,903   (388,903)                   -
 Loss on write-down
  of inventory            89,285    (89,285)                   -
                    ------------   --------  -------   ----------
                         478,188   (478,188)                   -
                    ------------   --------  -------   ----------
                         (19,570)    19,570                    -
Operating expenses
 Depreciation             12,116     (8,289)                3,827
 Development costs        61,318    (16,355)               44,963
 Foreign exchange
  (gain) loss             (1,783)     4,789                 3,006
 Interest                 23,005    (23,005)                   -
 Loss on write-down
  of fixed assets         12,217    (12,217)                   -
 Professional fees       471,772   (268,173)              203,599
 Rent                     60,562    (17,174)               43,388
 Selling, general and
  administrative         254,161    (97,834)              156,327
 Wages and benefits      229,027   (159,027)               70,000
                    ------------   --------  --------  ----------
                       1,122,395   (597,285)              525,110
                    ------------   --------  --------  ----------
Net loss for
 the year           $ (1,141,965)   616,855            $ (525,110)
                    ============   ========  ========  ==========
Loss per share      $       0.04                       $     0.02
                    ============                       ==========
Weighted average
 shares outstanding   30,747,841                       30,747,841
                    ============                       ==========

ALR Technologies Inc.
Notes to the Pro Forma Consolidated Financial Information
(Unaudited)

(1) To eliminate the assets, liabilities, revenues and expenses of the subsidiary

(2)  To record the gain on sale of shares of the subsidiary






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                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ALR Technologies Inc.

                              By:  /s/ Sidney Chan
                                   Sidney Chan, CEO

Date:  October 12, 2000